SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Current Report)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2007

ENCORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of Principal Executive Offices Including Zip Code)

Registrant’s telephone number, including area code: (713) 787-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:	Encore Bancshares, Inc. is filing this amendment to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 27, 2007, solely for the purpose of furnishing the tables entitled “Financial Highlights,” “Consolidated Balance Sheets,” “Consolidated Statements of Earnings” and “Average Consolidated Balance Sheets” included in its press release publicly disseminated on July 26, 2007, which were inadvertently omitted from Exhibit 99.1. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K/A:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Encore Bancshares, Inc. dated July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE BANCSHARES, INC.

Dated: November 2, 2007	By:	/s/ James S. D’Agostino, Jr.
James S. D’Agostino, Jr.
Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Encore Bancshares, Inc. dated July 26, 2007.